UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2018

 Array BioPharma Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16633	84-1460811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Walnut Street, Boulder, Colorado 80301
(Address of principal executive offices, including Zip Code)

303 381-6600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

In this report, “Array BioPharma,” “Array,” “we,” “us” and “our” refer to Array BioPharma Inc., unless the context otherwise provides.

Item 5.02(d)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 9, 2018, the Board of Directors (the “Board”) of Array Biopharma (the “Company”) appointed Carrie S. Cox as a Class I director of the Company and elected her Chairman of the Board. Ms. Cox has been appointed to the Audit and Corporate Governance Committees of the Board. Ms. Cox is an experienced corporate director with a distinguished career in the biopharmaceutical industry. She served as Executive Vice President and President of Schering-Plough’s Global Pharmaceutical Business. Before joining Schering-Plough, Ms. Cox served as Executive Vice President and President of Pharmacia’s Global Prescription Business, Senior Vice President of Pharmacia & Upjohn’s Global Prescription Business, and as Vice President of Women’s Healthcare at Wyeth-Ayerst. She succeeded Kyle Lefkoff, General Partner of Boulder Ventures Ltd., who will continue to serve as a director.

Ms. Cox will receive the Company’s standard compensation package for non-employee directors, which includes a quarterly retainer of $15,000 as Chairman of the Board, Board meeting fees of $4,000 as Chairman of the Board, $1,500 committee meeting fees as a member of the Corporate Governance Committee, $2,000 committee meeting fees as a member of the Audit Committee, and an annual stock-based compensation award consisting of an option to purchase 25,000 shares of the Company’s common stock and 5,000 restricted stock units, all of which vest on the first anniversary of the grant date subject to continued service on the Board.

There is no arrangement or understanding between Ms. Cox and any other person pursuant to which Ms. Cox was selected as a director.

Array issued a press release announcing Ms. Cox’s appointment to the Board on August 10, 2018, a copy of which is attached to this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated August 10, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2018	Array BioPharma Inc.

	By:	/s/ JASON HADDOCK
Jason Haddock
Chief Financial Officer

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